Exhibit 10.1
SKYE BIOSCIENCE, INC.
2024 INDUCEMENT EQUITY INCENTIVE PLAN
ARTICLE I
PURPOSE AND ADOPTION OF THE PLAN
1.01.    Purpose. The purpose of the Skye Bioscience, Inc. 2024 Inducement Equity Incentive Plan (as may be amended from time to time, the “Plan”) is to attract and retain highly competent Eligible Persons for positions of substantial responsibility by providing an inducement material to individuals entering into employment with the Company and its Subsidiaries. Each Award under the Plan is intended to qualify as an employment inducement grant under Nasdaq Stock Market Rule 5635(c)(4) and the official guidance thereunder.
1.02.    Adoption and Term. The Plan shall become effective on the day the Board adopts the Plan (the “Effective Date”) and shall remain in effect until terminated by the Board.
ARTICLE II
DEFINITIONS
For the purpose of this Plan, capitalized terms shall have the following meanings:
2.01.    Affiliate means an entity in which, directly or indirectly through one or more intermediaries, the Company has at least a fifty percent (50%) ownership interest or, where permissible under Section 409A of the Code, at least a twenty percent (20%) ownership interest.
2.02.    Award means any one or a combination of Non-Qualified Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares and Restricted Stock Units described in Article VII, Performance Awards described in Article VIII, other stock-based Awards described in Article IX or any other Award made under the terms of the Plan.
2.03.    Award Agreement means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.
2.04.    Award Period means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.
2.05.    Beneficiary means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company, or if no such written designation is filed, by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant's death.
2.06.    Board means the Board of Directors of the Company.
2.07.    Canadian Person means any person subject to tax under the laws of Canada or any province or territory situated therein in respect of an Award.
2.08.    Change in Control means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:
(a)    The acquisition in one or more transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than the Company, an Affiliate or any employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of Company Voting Securities in excess of 50% of the Company Voting Securities unless such acquisition has been approved by the Board;
(b)    Any election has occurred of persons to the Board that causes two-thirds of the Board to consist of persons other than (i) persons who were members of the Board on the Effective Date of the Plan and (ii) persons who were nominated for elections as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on the effective date of the Plan, provided, however, that any person nominated for election by a Board at least two-thirds of whom constituted persons described in clauses (i) and/or (ii) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (i);
(c)    The consummation (i.e. closing) of a reorganization, merger or consolidation involving the Company, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 75% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, as the case may be;
(d)    The consummation (i.e. closing) of a sale or other disposition of all or substantially all the assets of the Company, unless, following such sale or disposition, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such sale or disposition, following such sale or disposition beneficially own, directly or indirectly, more than 75% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity purchasing such assets in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such sale or disposition, as the case may be; or
(e)    a complete liquidation or dissolution of the Company.
2.09.    Code means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.
2.10.    Committee means the Compensation Committee of the Board comprised of two or more Directors, each of whom is intended to qualify as a Non-Employee Director and an Independent Director.
2.11.    Common Stock means the common stock of the Company, par value $0.001 per share.
2.12.    Company or Skye means Skye Bioscience, Inc., a Nevada corporation, and its successors.
2.13.    Company Voting Securities means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of directors to the Board.
2.14.    Date of Grant means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.
2.15.    Dividend Equivalent Account means a bookkeeping account in accordance with under Section 10.17 and related to an Award that is credited with the amount of any cash dividends or stock distributions that would be payable with respect to the shares of Common Stock subject to such Awards had such shares been outstanding shares of Common Stock.
2.16.    Eligible Person means any prospective employee of the Company or any its Subsidiaries who has not previously been an employee or director of the Company or a Subsidiary, or who is commencing employment with the Company or a Subsidiary following a bona fide period of non-employment by the Company or a Subsidiary, if he or she is granted an Award in connection with his or her commencement of employment with the Company or a Subsidiary and such grant is an inducement material to his or her entering into employment with the Company or a Subsidiary (within the meaning of Nasdaq Stock Market Rule IM-5636-1 or any successor rule, if the Company’s securities are traded on the Nasdaq Stock Market, and/or the applicable requirements of any other established stock exchange on which the Company’s securities are traded, as applicable, as such rules and requirements may be amended from time to time). The Committee may in its discretion adopt procedures from time to time to ensure that a prospective employee of the Company or any its Subsidiaries is eligible to participate in the Plan prior to the granting of any Awards to such individual under the Plan (including without limitation a requirement that each such prospective employee certify to the Company prior to the receipt of an Award under the Plan that he or she has not been previously employed by the Company or a Subsidiary, or if previously employed, has had a bona fide period of non-employment, and that the grant of Awards under the Plan is an inducement material to his or her agreement to enter into employment with the Company or a Subsidiary).
2.17.    Exchange Act means the Securities Exchange Act of 1934, as amended.
2.18.    Exercise Price means, with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.02(b).
2.19.    Fair Market Value means, as of any applicable date:
(i)    for Canadian persons, if the Common Stock is listed on the Canadian Securities Exchange, the closing sales price of the Common Stock on the exchange on that date, or, if no sale of the Common Stock occurred on that date, on the next preceding date on which there was a reported sale;
(ii)    for US persons, if the Common Stock is listed on a national securities exchange or is authorized for quotation on the Nasdaq National Market System (“NMS”), the closing sales price of the Common Stock on the exchange or NMS, as the case may be, on that date, or, if no sale of the Common Stock occurred on that date, on the next preceding date on which there was a reported sale;
(iii)    if none of the above apply for the particular person, the closing bid price as reported by the Nasdaq Capital Market on that date, or if no price was reported for that date, on the next preceding date for which a price was reported;
(iv)    if none of the above apply for the particular person, the last reported bid price published in the "pink sheets" or displayed on the Financial Industry Regulatory Authority (“FINRA”), Electronic Bulletin Board, or OTC Markets, Inc. as the case may be; or
(v)    if none of the above apply, the fair market value of the Common Stock as determined under procedures established by the Committee.
2.20.    Independent Director means a director of the Company who is not an employee and who qualifies as “independent” within the meaning of Nasdaq Stock Market Rule 5605(a)(2), or any successor rule, if the Company’s securities are traded on the Nasdaq Stock Market, and/or the applicable requirements of any other established stock exchange on which the Company’s securities are traded, as applicable, as such rules and requirements may be amended from time to time.
2.21.    Non-Employee Director means a “non-employee director” within the meaning of Rule 16b-3.

2.22.    Merger means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.
2.23.    Non-Qualified Stock Option means a stock option which does not qualify as an “incentive stock option” as defined in Section 422 of the Code.
2.24.    Options means all Non-Qualified Stock Options granted at any time under the Plan. All Options granted under the Plan shall be Non-Qualified Stock Options.
2.25.    Outstanding Common Stock means, at any time, the issued and outstanding shares of Common Stock.
2.26.    Participant means an Eligible Person or a Permitted Assign thereof, who receives an Award under the Plan in accordance with Section 5.01, who enters into an Award Agreement with respect to such Award that is fully executed and delivered by all parties thereto.
2.27.    Performance Awards means Awards granted in accordance with Article VIII.
2.28.    Performance Goals means revenues, units sold or growth in units sold, return on stockholders' equity, customer satisfaction or retention, return on investment or working capital, operating income, economic value added (the amount, if any, by which net operating income after tax exceeds a reference cost of capital), EBITDA (as net income (loss) before net interest expense, provision (benefit) for income taxes, and depreciation and amortization), expense targets, net income, earnings per share, share price, reductions in inventory, inventory turns, on-time delivery performance, operating efficiency, productivity ratios, market share or change in market share, any one of which may be measured with respect to the Company or any one or more of its Subsidiaries and divisions and either in absolute terms or as compared to another company or companies, and quantifiable, objective measures of individual performance relevant to the particular individual's job responsibilities.
2.29.    Permitted Assign means, for a person that is an employee, executive officer, director or consultant of the Company or of a Subsidiary of the Company: (1) a trustee, custodian, or administrator acting on behalf of, or for the benefit of the person; (2) a holding entity of the person; (3) a “registered retirement savings plan”, “registered retirement income fund”, or “tax-free savings account” (all within the meaning of the Income Tax Act (Canada)) of the person; (4) a spouse of the person; (5) a trustee, custodian, or administrator acting on behalf of, or for the benefit of the spouse of the person; (6) a holding entity of the spouse of the person; or (7) a “registered retirement savings plan”, “registered retirement income fund”, or “tax-free savings account” (all within the meaning of the Income Tax Act (Canada)) of the spouse of the person.
2.30.    Plan has the meaning given to such term in Section 1.01.
2.31.    Purchase Price, with respect to Options, shall have the meaning set forth in Section 6.01(b).
2.32.    Related Person means, for the Company:
(i)    a director or executive officer of the Company or an Affiliate of the Company;
(ii)    an associate of a director or executive officer of the Company or an Affiliate of the Company; or
(iii)    a Permitted Assign of a director or executive officer of the Company or an Affiliate of the Company.
2.33.    Restricted Shares means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

2.34.    Restricted Stock Unit means a unit representing the right to receive Common Stock or the value thereof in the future subject to restrictions imposed in connection with Awards granted under Article VII.
2.35.    Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.
2.36.    Stock Appreciation Rights means awards granted in accordance with Article VI.
2.37.    Subsidiary means any corporation in which the Company owns, directly or indirectly, at least 50% of the total combined voting power of all classes of stock, or any other entity (including partnerships and joint ventures) in which the Company owns, directly or indirectly, at least 50% of the combined equity thereof.
2.38.    Termination of Service means the voluntary or involuntary termination of a Participant's service as an employee, director or consultant with the Company or an Affiliate for any reason, including death, disability, retirement or as the result of the divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Service, or whether and when a Termination of Service shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.
ARTICLE III
ADMINISTRATION
3.01.    Administrator.
(a)    Duties and Authority. The Plan shall be administered by the Committee unless the Board assumes the authority for administration of the Plan, in which case references to the “Committee” shall be deemed to be references to the Board; provided, however, that Awards granted under the Plan must be approved by a majority of the Independent Directors or the Committee. The Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to make all factual determinations with respect to and take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable.
(b)    Indemnification. Each person who is or shall have been a member of the Board or the Committee, or an officer or employee of the Company to whom authority was delegated in accordance with the Plan shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, conferred in a separate agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
(c)    Actions Required Upon Grant of Award. Following the issuance of any Award under the Plan, the Company shall, in accordance with the listing requirements of the applicable securities exchange, (a) promptly issue a press release disclosing the material terms of the grant, including the recipient(s) of the grant and the number of shares involved (and if the disclosure relates to an award to only one person, or to executive officers, or the award was individually negotiated, then the disclosure must include the identity of the recipient), and (b)

notify the applicable securities exchange of such grant no later than the earlier to occur of (i) five calendar days after entering into the agreement to issue the Award or (ii) the date of the public announcement of the Award.

ARTICLE IV
SHARES
4.01.    General. The total number of shares authorized to be issued under the Plan shall equal 600,000 or a lesser number of shares determined by the Board. In no event, however, shall the number of shares of Common Stock available under the Plan be reduced as a result of the application of this provision. The foregoing share limit shall be subject to adjustment in accordance with Section 10.07. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company.
4.02.    Limits on Awards. Unless securityholder approval is obtained in accordance with applicable securities laws, the following limitations shall apply to the Plan and all Awards:
(a)    the number of securities, calculated on a fully diluted basis, reserved for issuance under the Awards granted to: (1) Related Persons, shall not exceed 10% of the outstanding securities of the Company, or (2) a Related Person, shall not exceed 5% of the outstanding securities of the Company; and
(b)    the number of securities, calculated on a fully diluted basis, issued within 12 months, to: (1) Related Persons, shall not exceed 10% of the outstanding securities of the Company, or (2) a Related Person, shall not exceed 5% of the outstanding securities of the Company.
4.03.    Shares Subject to Terminated Awards. Common Stock covered by any unexercised portions of terminated or forfeited Options (including canceled Options) granted under Article VI, Restricted Stock or Restricted Stock Units forfeited as provided in Article VII, other stock-based Awards terminated or forfeited as provided under the Plan, and Common Stock subject to any Awards that are otherwise surrendered by the Participant may again be subject to new Awards under the Plan. Shares of Common Stock surrendered to or withheld by the Company in payment or satisfaction of the Purchase Price of an Option or tax withholding obligation with respect to an Award shall be available for the grant of new Awards under the Plan. In the event of the exercise of Stock Appreciation Rights, whether or not granted in tandem with Options, only the number of shares of Common Stock actually issued in payment of such Stock Appreciation Rights shall be charged against the number of shares of Common Stock available for the grant of Awards hereunder.
ARTICLE V
PARTICIPATION
5.01.    Eligible Participants. Participants in the Plan shall be such Eligible Persons as the Committee, in its sole discretion, may designate from time to time. The Committee’s designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive Awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.
ARTICLE VI
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
6.01.    Option Awards.
(a)    Grant of Options. The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee. The terms of any Option granted under this Plan shall be set forth in an Award Agreement. All Options granted under the Plan shall be Non-Qualified Stock Options
(b)    Purchase Price of Options. The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee; provided, however, that in no event shall the Purchase Price be less than the Fair Market Value on the Date of Grant; provided further that, with respect to Canadian persons, in no event shall the Purchase Price be less than the greater of the Fair Market Value on (a) the trading day prior to the Date of Grant and (b) the Date of Grant.
(c)    Option Term. The term of each Option shall be fixed by the Committee, but, no Option shall be exercisable more than ten (10) years after the Date of Grant.
(d)    Rights as a Stockholder. A Participant or a transferee of an Option pursuant to Section 10.04 shall have no rights as a stockholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 10.07.
(e)    Exercise Due to Death or Disability. If an optionee's employment with the Company terminates by reason of death or disability, the Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after the grant), by the legal representative of the optionee, by the legal representative of the estate of the optionee, or by the legatee of the optionee under the will of the optionee, within such period of time as is specified in the Award Agreement from the date of such death or disability.
(f)    Period of Exercise After Termination of Employment. Except as otherwise provided in this paragraph or otherwise determined by the Committee, if an optionee's employment with the Company terminates for any reason other than death or disability, the optionee must exercise his or her Options, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), within such period of time as is specified in the Award Agreement from the date of such termination. If the optionee does not exercise his or her Options within such specified period, the Options automatically terminate, and such Options become null and void.
(g)    Acceleration or Extension of Exercise Time. The Committee, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of an Option or Stock Appreciation Right (i) prior to the time such Option or Stock Appreciation Right would become exercisable under the terms of the Award Agreement, (ii) after the termination of the Option or Stock Appreciation Right under the terms of the Award Agreement, or (iii) after the expiration of the Option or Stock Appreciation Right.
6.02.    Stock Appreciation Rights.
(a)    Stock Appreciation Right Awards. The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights. Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant. Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to such Participant of the related Option; provided however, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any related Option with respect to the same share, and (iii) an Option and Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c).
(b)    Exercise Price. The Exercise Price established under any Stock Appreciation Right granted under this Plan shall be determined by the Committee, but in the case of Stock Appreciation Rights granted in tandem with Options shall not be less than the Purchase Price of the related Option; provided, however, that in no event shall the Exercise Price be less than the Fair Market Value on the Date of Grant. Upon exercise of Stock Appreciation Rights granted in tandem with options, the number of shares subject to exercise under any related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof which are surrendered as a result of the exercise of such Stock Appreciation Rights.
(c)    Payment of Incremental Value. Any payment which may become due from the Company by reason of a Participant's exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the Exercise Date. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.
6.03.    Terms of Stock Options and Stock Appreciation Rights.
(a)    Conditions on Exercise. An Award Agreement with respect to Options or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant. In the event the Committee grants an Option or Stock Appreciation Right that would be subject to Section 409A of the Code, the Committee may include such additional terms, conditions and restrictions on the exercise of such Option or Stock Appreciation Right as the Committee deems necessary or advisable in order to comply with the requirements of Section 409A of the Code.
(b)    Duration of Options and Stock Appreciation Rights. Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:
(i)    Expiration of the Option or Stock Appreciation Right as provided in the Award Agreement; or
(ii)    Termination of the Award in the event of a Participant's disability, retirement, death or other Termination of Service as provided in the Award Agreement; or
(iii)    In the case of an Option, ten years from the Date of Grant; or
(iv)    Solely in the case of a Stock Appreciation Right granted in tandem with an Option, upon the expiration of the related Option.
6.04.    Exercise Procedures. Each Option and Stock Appreciation Right granted under the Plan shall be exercised under such procedures and by such methods as the Board may establish or approve from time to time. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but shall not be required to) permit payment to be made (a) except in the case of a Participant that is a Canadian Person, by delivery to the Company of shares of Common Stock held by the Participant, (b) by a “net exercise” method under which Options are exchanged for a number of shares of Common Stock equal to the number of shares that would otherwise be issued upon the Options’ exercise minus a number of shares having a Fair Market Value equal to the Options’

aggregate Purchase Price (rounded up to the nearest whole number of shares), or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment under an arrangement constituting a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002). In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock. Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.
6.05.    Change in Control. Unless otherwise provided by the Committee, in the event of a Change in Control, no accelerated vesting of any Options or Stock Appreciation Rights outstanding on the date of such Change in Control shall occur.
ARTICLE VII
RESTRICTED SHARES AND RESTRICTED STOCK UNITS
7.01.    Award of Restricted Stock and Restricted Stock Units. The Committee may grant to any Participant an Award of Restricted Shares consisting of a specified number of shares of Common Stock issued to the Participant subject to such terms, conditions and forfeiture and transfer restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. The Committee may also grant Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. The terms of any Restricted Share and Restricted Stock Unit Awards granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.
7.02.    Restricted Shares.
(a)    Issuance of Restricted Shares. As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.02(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.02(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.
(b)    Stockholder Rights. Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.02(a), the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.02(a).

(c)    Restriction on Transferability. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to a revocable inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant's right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.
(d)    Delivery of Shares Upon Vesting. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 7.04, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 10.05, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.
(e)    Forfeiture of Restricted Shares. Subject to Sections 7.02(f) and 7.04, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or an Affiliate as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.
(f)    Waiver of Forfeiture Period. Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or Retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.
7.03.    Restricted Stock Units.
(a)    Settlement of Restricted Stock Units. Payments shall be made to Participants with respect to their Restricted Stock Units as soon as practicable after the Committee has determined that the terms and conditions applicable to such Award have been satisfied or at a later date if distribution has been deferred. Payments to Participants with respect to Restricted Stock Units shall be made in the form of Common Stock, or cash or a combination of both, as the Committee may determine. The amount of any cash to be paid in lieu of Common Stock shall be determined on the basis of the Fair Market Value of the Common Stock on the date any such payment is processed. As to shares of Common Stock which constitute all or any part of such payment, the Committee may impose such restrictions concerning their transferability and/or their forfeiture as may be provided in the applicable Award Agreement or as the Committee may otherwise determine, provided such determination is made on or before the date certificates for such shares are first delivered to the applicable Participant. Notwithstanding any provision herein to the contrary, no payment shall be made to any Participant that is a Canadian Person in respect of a Restricted Stock Unit later than the end of the third year following the year in respect of which such Restricted Stock Unit was issued.
(b)    Stockholder Rights. Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a stockholder of the Company with respect to the shares of Common Stock covered by such Award of Restricted Stock Units.
(c)    Waiver of Forfeiture Period. Notwithstanding anything contained in this Section 7.03 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of shares issuable upon settlement of the Restricted Stock Units constituting an Award) as the Committee shall deem appropriate.
(d)    Deferral of Payment. If approved by the Committee and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant's Restricted Stock Units in accordance with such terms as may be established by the Committee, subject to the requirements of Section 409A of the Code.
7.04.    Change in Control. Unless otherwise provided by the Committee, no acceleration of the termination of any of the restrictions applicable to Restricted Shares and Restricted Stock Unit Awards shall occur in the event of a Change in Control.
ARTICLE VIII
PERFORMANCE AWARDS
8.01.    Performance Awards.
(a)    Award Periods and Calculations of Potential Incentive Amounts. The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. The Award Period shall be two or more fiscal or calendar years as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Participants, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.
(b)    Performance Targets. Subject to Section 10.18, the performance targets applicable to a Performance Award may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period.
(c)    Earning Performance Awards. The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of the applicable performance targets.
(d)    Payment of Earned Performance Awards. Subject to the requirements of Section 10.05, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee. The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.
8.02.    Termination of Service. In the event of a Participant's Termination of Service during an Award Period, the Participant's Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.
8.03.    Change in Control. Unless otherwise provided by the Committee, in the event of a Change in Control, no accelerated vesting of any Performance Awards outstanding on the date of such Change in Control shall occur.

ARTICLE IX
OTHER STOCK-BASED AWARDS
9.01.    Grant of Other Stock-Based Awards. Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.
9.02.    Terms of Other Stock-Based Awards. In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article IX shall be subject to the following:
(a)    Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and
(b)    If specified by the Committee in the Award Agreement, the recipient of an Award under this Article IX shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and
(c)    The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Service prior to the exercise, payment or other settlement of such Award, whether such termination occurs because of Retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.
ARTICLE X
TERMS APPLICABLE GENERALLY TO AWARDS
GRANTED UNDER THE PLAN
10.01.    Plan Provisions Control Award Terms. Except as provided in Section 10.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 10.03 and Section 10.07, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.
10.02.    Award Agreement. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.
10.03.    Modification of Award After Grant. No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

10.04.    Limitation on Transfer. Except as provided in Section 7.02(c) in the case of Restricted Shares, a Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan. The Participant's Beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant.
10.05.    Taxes. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant's Award, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:
(a)    The Participant shall, provided that he or she is not a Canadian Person, have the right to elect to meet his or her withholding requirement (i) if approved in advance by the Committee, by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded down to the nearest whole share, whose Fair Market Value is equal to the minimum statutory withholding with respect to the Award or such greater amount that is permitted by applicable law and by the Committee, provided such greater amount does not exceed the maximum statutory rates in the applicable jurisdictions or cause adverse accounting consequences for the Company, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award, (iii) by withholding from the wages or other cash compensation paid to the Participant, (iv) by such other method that is approved by the Committee or (v) by a combination of the foregoing methods. Participants that are Canadian Persons shall be required to meet their withholding requirements in the manner described in paragraph 10.05(a)(ii).
(b)    In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the sale, delivery or withholding of shares of Common Stock to meet tax withholding obligations.
10.06.    Surrender of Awards; Authorization of Repricing. Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the holder approve. Without requiring stockholder approval, the Committee may substitute a new Award under this Plan in connection with the surrender by the Participant of an equity compensation award previously granted under this Plan or any other plan sponsored by the Company, including the substitution or grant of (i) an Option or Stock Appreciation Right with a lower exercise price than the Option or Stock Appreciation Right being surrendered, (ii) a different type of Award upon the surrender or cancellation of an Option or Stock Appreciation Right with an exercise price above the Fair Market Value of the underlying Common Stock on the date of such substitution or grant, or (iii) any other Award constituting a repricing of an Option or Stock Appreciation Right.
10.07.    Adjustments to Reflect Capital Changes.
(a)    Recapitalization. In the event of any corporate event or transaction (including, but not limited to, a change in the Common Stock or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, a combination or exchange of Common Stock, dividend in kind, or other like change in capital structure, number of outstanding shares of Common Stock, distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants' rights under this Plan, shall make equitable and appropriate adjustments and substitutions, as applicable, to or of the number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for future issuance under the Plan, and other determinations applicable to outstanding Awards. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

(b)    Merger. In the event that the Company is a party to a Merger, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the continuation of outstanding Awards by the Company (if the Company is a surviving corporation), for their assumption by the surviving corporation or its parent or subsidiary, for the substitution by the surviving corporation or its parent or subsidiary of its own awards for such Awards, for accelerated vesting, and except in the case of Options issued to a Participant that is a Canadian Person, accelerated expiration, settlement in cash or settlement in cash equivalents.=
(c)    Options to Purchase Shares or Stock of Acquired Companies. After any Merger in which the Company or an Affiliate shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to and in compliance with the requirements of Section 424 of the Code or (in the case of Options issued to Canadian Persons) subsection 7(1.4) of the Income Tax Act (Canada), replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.
10.08.    No Right to Continued Service. No person shall have any claim of right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the service of the Company or any of its Subsidiaries.
10.09.    Awards Not Includable for Benefit Purposes. Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.
10.10.    Governing Law. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of Nevada and construed in accordance therewith.
10.11.    No Strict Construction. No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.
10.12.    Compliance with Rule 16b-3. It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.
10.13.    Captions. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.
10.14.    Severability. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.
10.15.    Amendment and Termination.
(a)    Amendment. The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment which requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange which lists Common Stock or Company Voting Securities. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.
(b)    Termination. The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.
10.16.    Foreign Qualified Awards. Awards under the Plan may be granted to such employees of the Company and its Subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.
10.17.    Dividend Equivalents. For any Award granted under the Plan, the Committee shall have the discretion, upon the Date of Grant or thereafter, to establish a Dividend Equivalent Account with respect to the Award, and the applicable Award Agreement or an amendment thereto shall confirm such establishment. If a Dividend Equivalent Account is established, the following terms shall apply:
(a)    Terms and Conditions. Dividend Equivalent Accounts shall be subject to such terms and conditions as the Committee shall determine and as shall be set forth in the applicable Award Agreement. Such terms and conditions may include, without limitation, for the Participant's Account to be credited as of the record date of each cash dividend on the Common Stock with an amount equal to the cash dividends which would be paid with respect to the number of shares of Common Stock then covered by the related Award if such shares of Common Stock had been owned of record by the Participant on such record date.
(b)    Unfunded Obligation. Dividend Equivalent Accounts shall be established and maintained only on the books and records of the Company and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of the Company's general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.
10.18.    Adjustment of Performance Goals and Targets. Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to adjust any Performance Goal, performance target or other performance-based criteria established with respect to any Award under the Plan if circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices or changed business or economic conditions) that cause any such Performance Goal, performance target or performance-based criteria to be inappropriate in the judgment of the Committee.
10.19.    Legality of Issuance. Notwithstanding any provision of this Plan or any applicable Award Agreement to the contrary, the Committee shall have the sole discretion to impose such conditions, restrictions and limitations (including suspending exercises of Options or Stock Appreciation Rights and the tolling of any applicable exercise period during such suspension) on the issuance of Common Stock with respect to any Award unless and until the Committee determines that such issuance complies with (i) any applicable registration requirements under the Securities Act of 1933, as amended, or the Committee has determined that an exemption therefrom is available, (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed, (iii) any applicable Company policy or administrative rules, and (iv) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.
10.20.    Restrictions on Transfer. Regardless of whether the offering and sale of Common Stock under the Plan have been registered under the Securities Act of 1933, as amended, or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Common Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, as amended, the securities laws of any state, the United States or any other applicable foreign law.
10.21.    Further Assurances. As a condition to receipt of any Award under the Plan, a Participant shall agree, upon demand of the Company, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company, to implement the provisions and purposes of the Plan.
10.22.    Financial Statements. To the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to all persons to whom an Award is granted pursuant to the Plan or to all persons who otherwise hold an outstanding Option or other Award under the Plan at least annually. This Section 10.22 shall not apply to key persons whose duties in connection with the Company and its Affiliates assure them access to equivalent information.
10.23.    Stockholder Approval Not Required. It is expressly intended that approval of the Company’s stockholders shall not be required as a condition of the effectiveness of the Plan, and the Plan’s provisions shall be interpreted in a manner consistent with such intent for all purposes. Specifically, Nasdaq Stock Market Rule 5635(c) generally requires stockholder approval for stock option plans or other equity compensation arrangements adopted by companies whose securities are listed on the Nasdaq Stock Market pursuant to which stock awards or stock may be acquired by officers, directors, employees or consultants of such companies. Nasdaq Stock Market Rule 5635(c)(4) provides an exemption in certain circumstances for “employment inducement” awards (within the meaning of Nasdaq Stock Market Rule 5635(c)(4)). Notwithstanding anything to the contrary herein, if the Company’s securities are traded on the Nasdaq Stock Market, then Awards under the Plan may only be made to employees of the Company or any its Subsidiaries who have not previously been an employee or director of the Company or a Subsidiary, or following a bona fide period of non-employment by the Company or a Subsidiary, in each case as an inducement material to the employee’s entering into employment with the Company or a Subsidiary. Awards under the Plan will be approved by (a) the Company’s Compensation Committee comprised entirely of Independent Directors or (b) a majority of the Company’s Independent Directors. Accordingly, pursuant to Nasdaq Stock Market Rule 5635(c)(4), the issuance of Awards and the shares of Stock issuable upon exercise or vesting of such Awards pursuant to the Plan are not subject to the approval of the Company’s stockholders.